UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 10, 2016

Date of Report (Date of earliest event reported)

Quest Management Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55210	32-0450509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Kalnu iela Malta, Latvia	LV-4630
(Address of principal executive offices)	(Zip Code)

702-907-8836

 Registrant's telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.03 AMENDEMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 2, 2016, Quest Management Inc. (the "Company") filed Articles of Amendment with the Nevada SOS whereby it authorized a forward split at a ratio of ten-for-one share (10:1) of the Company's issued and outstanding shares of Common Stock. The Company also increased the authorized number of shares of Common Stock from 75,000,000 shares to 750,000,000 at a par value of $0.001.

On February 10, 2016, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting the forward split at a ratio of ten-for-one share be effected in the market on February 22, 2016.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST MANAGEMENT INC.

Date: February 11, 2016	By:	/s/ Dmitrij Ozolins
	Name:	Dmitrij Ozolins
	Title:	President